UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):
September 2, 2016

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On September 2, 2016, David R. Brooks, Daniel W. Brooks, Brian E. Hobart and Jan C. Webb each adopted a stock trading plan in accordance with the requirements of Rule 10b5-1 adopted under the Securities Exchange Act of 1934, as amended, and the policies of Independent Bank Group, Inc. (“Independent”) regarding transactions involving shares of Independent common stock. David R. Brooks and Daniel W. Brooks are directors and executive officers of Independent and Brian Hobart and Jan Webb are executive officers of Independent (collectively referred to as the “Executive Officers”).

The Executive Officers adopted these pre-arranged stock trading plans in order to allow them to sell a portion of their shares of Independent common stock over the next twelve months as part of their long-term strategies for individual debt retirement, asset diversification, and liquidity. The sales of shares made pursuant to these plans will be disclosed publicly by the filing of Form 144 and Form 4 with the U.S. Securities and Exchange Commission. Sales under these plans will permit the Executive Officers to diversify their investment portfolios and to spread stock trades out over an extended period of time to reduce market impact. Because these plans were established well in advance of any trade being made pursuant to them, the plans will also help avoid concerns that an Executive Officer had material, non-public information when he or she sold shares of Independent common stock.

As of August 31, 2016, all of the directors and executive officers of Independent and (including the four Executive Officers who have adopted a Rule 10b5-1 trading plan) and the sole holder of more than 10% of the outstanding shares of Independent common stock (the “10% Shareholder”) as a group collectively held 7,591,084 shares of Independent common stock, which represented approximately 40.8% of the outstanding shares of Independent common stock. If all planned sales under the adopted Rule 10b5-1 trading plans are completed, all of the directors, executive officers and the 10% Shareholder (including the Executive Officers), as a group, would continue to collectively own 7,406,084 shares of Independent common stock, or 39.8% of the outstanding shares of Independent common stock (assuming no other issuances, repurchases, or sales of Independent common stock occur).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated September 2, 2016
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board and Chief Executive Officer